Exhibit 32.2

CERTIFICATION

In connection with the Quarterly Report of Booth Creek Ski Holdings, Inc. (the “Company”) on Form 10-Q for the period ended July 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as the President and Chief Operating Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 13, 2004

By:	/s/ CHRISTOPHER P. RYMAN
Christopher P. Ryman
President and Chief Operating Officer